UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2009
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06  MATERIAL IMPAIRMENTS.

As of the end of fiscal 2008, Chesapeake Corporation (the “Company” or "Chesapeake") recorded an impairment of goodwill and long-lived tangible assets within the pharmaceutical and healthcare reporting unit of the Company’s Paperboard Packaging reporting segment.  These impairment charges were a result of the Company’s continued review of the operating performance of the underlying businesses, as well as external indicators of the fair value of the reporting units based on discussions and negotiations with potential strategic and financial buyers during 2008.  The Company conducted a review of the recoverability of its goodwill in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and other Intangible Assets (SFAS 142),” and recorded an after-tax non-cash charge of $72.5 million.  The Company’s goodwill balance as of the end of fiscal 2008, following recordation of the impairment charge, is approximately $55.5 million, all in the Company’s Plastic Packaging reporting segment.  In conjunction with the goodwill review and in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144),” the Company reviewed the recoverability of its tangible long-lived assets and recorded a pre-tax non-cash impairment charge of $31.7 million ($25.3 million after-tax).  These charges reduced the balance in “Property, plant and equipment.”

ITEM 8.01  OTHER EVENTS.

As previously disclosed in a Current Report on Form 8-K filed on March 11, 2009, Chesapeake adopted a modified reporting program with respect to its reporting obligations under the federal securities laws.  A copy of the consolidated audited financial statements for the fiscal year ended December 28, 2008 (the “Financial Statements”), provided as part of Chesapeake’s modified reporting program, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Chesapeake is providing the Financial Statements as part of its modified reporting program in order to provide financial information on the consolidated Chesapeake group, which includes both debtor and non-debtor subsidiaries.  The monthly operating reports that it has filed or will otherwise file pursuant to its modified reporting program reflect only information related to Chesapeake and its U.S. debtor operating subsidiaries, and do not and will not include information for the entire consolidated Chesapeake group.

The Financial Statements are furnished for informational purposes only, as part of Chesapeake’s modified reporting program, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	99.1	Audited Financial Statements for the fiscal year ended December 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: March 26, 2009	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Audited Financial Statements for the fiscal year ended December 28, 2008